UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

(Address of principal executive offices)  (Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

ANNUAL REPORT

March 31, 2015

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

MARCH 31, 2015 (UNAUDITED)

Dear Fellow Shareholders,

During the fiscal year ending March 31, 2015, the Adirondack Small Cap Fund (ADKSX) returned 2.87%.  Over the same period, its benchmark, the Russell 2000® Value Index (RUJ), increased 4.43%.  The top ten holdings represented 24.1% of fund assets and the annual portfolio turnover stood at 37%.

The past twelve months were a challenge for value investors, particularly active small cap managers. Momentum stocks are presently garnering most of the attention.  For instance, the large cap Russell 1000® Growth Index advanced 16% while the small cap Russell 2000® Growth Index posted a 12% return. Both indexes significantly outperformed their respective core and value categories.  Much of the outperformance is centered in a narrow group of high flying Healthcare and Technology stocks.   This scene is vaguely reminiscent of early 2000 and thus one should heed caution when taking hot stock tips or investing in highly publicized initial public offerings.

As for us, we endured the frustrating experience of underperforming our benchmark which posted relatively uninspiring returns.  When we actually dig deeper into the contributors to the RUJ’s outperformance, we feel a little better.  Had the Fund been similarly invested in yield plays like REITs and Utilities, it would have likely kept pace with the index.  Real Estate and Utilities, though, are industries where valuations are homogeneous and therefore it’s difficult, in our opinion, for active managers to add value.  We remain steady in our belief that these industries are overvalued and, as such, our continued underweight should be a source of more favorable comparisons when interest rates start to rise.  Our stock selection decisions did not pay off in certain sectors as well, especially in Energy where we were overweight in the exploration and production space that took us up and then down.  Our investments in companies benefiting from lower energy prices cushioned much of the blow but, with the benefit of hindsight, there were signs of a bubble that deserved more of our attention.  That said, we think the Energy and Materials sectors hold a significant amount of future promise for investors.

On April 6th the Fund reached its 10 year milestone.  This accomplishment would not have been possible without your confidence and support.  We are also proud of the many accomplishments of the companies the Fund has invested in throughout the years.  Today the 70 plus companies held in ADKSX employ nearly a half million people, spend roughly $1 billion per year on research and development, and invest a combined $3-5 billion back into their businesses each year.   We continue to own success stories like Sanmina (SANM) and CNO Financial Group (CNO), both of which traded for pennies on the dollar in early 2009.  Both stocks have increased more than tenfold since then.  (As of 3/31/15, they represented 0.82% and 1.51% of the portfolio, respectively.)  They survived, and between them have paid back over $1.5 billion in debt and continue to employ nearly 50,000 people worldwide.

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2015 (UNAUDITED)

The strong move towards high momentum stocks is opening up opportunities for patient value investors like us.  Being out of step with the crowd can at times be stressful, but then again, nothing good is ever easy.  Over the next 10 years we plan to continue down the path less followed while applying the lessons learned from the past.  We are confident that market irrationality will continue to afford us the opportunity to find more down and out small companies to turn lemons into lemonade.

Thank you for your continued investment in The Adirondack Small Cap Fund.  For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com.  As always, please don’t hesitate to pick up the phone and call us at (518) 690-0470.

Sincerely,

Matt Reiner, CFA

 Greg Roeder, CFA

Portfolio Manager

 Portfolio Manager

mreiner@adirondackfunds.com                                          groeder@adirondackfunds.com

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

Per the prospectus, the Fund’s gross annual operating expense ratio is 1.38%.The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until July 31, 2015, subject to termination by the Fund on 60 days’ written notice.

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.  The Adirondack Small Cap Fund is distributed by Rafferty Capital Markets, LLC, Garden City, NY 11530.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

MARCH 31, 2015 (UNAUDITED)

1.	Journal Communications, Inc. Class A	3.06%
2.	Vonage Holdings Corp.	2.79%
3.	FLY Leasing Ltd. (Ireland)	2.41%
4.	Mattson Technology, Inc.	2.38%
5.	Covanta Holding Corp.	2.33%
6.	Fresh Del Monte Produce, Inc. (Cayman Islands)	2.26%
7.	FirstMerit Corp.	2.24%
8.	Endurance Specialty Holdings Ltd. (Bermuda)	2.24%
9.	Orthofix International N.V. (Curacao)	2.22%
10.	KCG Holdings, Inc.	2.19%

* Excludes Fund's Money Market positions.

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.

Adirondack Small Cap Fund
Average Annual Total Returns (a)
(for periods ended March 31, 2015)
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
3/31/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
Adirondack Small Cap Fund $28,300
Russell 2000 Index $23,295
Russell 2000 Value Index $20,671

	1 Year	3 Year	5 Year	Since Inception
Adirondack Small Cap Fund *	2.87%	16.17%	14.59%	10.98%
Russell 2000 Index **	8.22%	16.29%	14.57%	8.84%
Russell 2000 Value Index ***	4.43%	14.79%	12.54%	7.55%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 is a common benchmark for mutual funds that identify themselves as "small-cap".  It is a widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

Shares		Value

COMMON STOCKS - 91.55%

Accident & Health Insurance - 1.51%
232,706	CNO Financial Group, Inc. (1 Right per share, exp. 12/31/17)	$ 4,007,197

Agriculture Production - Crops - 2.26%
153,667	Fresh Del Monte Produce, Inc. (Cayman Islands)	5,979,183

Air Transportation Scheduled - 1.18%
162,805	JetBlue Airways Corp. *	3,133,996

Aircraft Parts & Auxiliary Equipment - 0.86%
186,156	LMI Aerospace, Inc. *	2,272,965

Biotechnology Research & Products - 1.64%
226,427	Trinity Biotech Plc. (Ireland)	4,358,720

Bituminous Coal & Lignite Surface Mining - 1.37%
621,995	Cloud Peak Energy, Inc. *	3,620,011

Business Services, NEC - 0.34%
46,144	Comverse, Inc. *	909,037

Cogeneration Services & Small Power Producers - 2.33%
275,000	Covanta Holding Corp.	6,168,250

Commercial Banks - 2.24%
311,139	FirstMerit Corp.	5,930,309

Computer Peripheral Equipment, NEC - 1.36%
303,687	Brocade Communications Systems, Inc.	3,603,246

Computer Processing & Data Preparation - 0.56%
1,396,578	Ipass, Inc. *	1,480,373

Computer Programming, Data Processing, Etc. - 1.00%
179,559	Autobytel, Inc. *	2,652,086

Computer Storage Devices - 1.18%
827,351	Violin Memory, Inc. *	3,119,113

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares		Value

Crude Petroleum & Natural Gas - 1.08%
247,824	Bill Barrett Corp. *	$ 2,056,939
108,100	Tetra Technologies, Inc. *	668,058
25,000	W&T Offshore, Inc.	127,750
		2,852,747
Cutlery, Handtools & General Hardware - 1.72%
353,825	Blount International, Inc. *	4,557,266

Electric Services - 1.66%
139,906	Dynegy, Inc. *	4,397,246

Electric Lighting & Wiring Equipment - 1.76%
573,678	LSI Industries, Inc.	4,675,476

Electrical Work - 0.34%
19,299	Emcor Group, Inc.	896,825

Electronic Components & Accessories - 3.02%
194,940	CTS Corp.	3,506,971
325,772	Vishay Intertechnology, Inc.	4,502,169
		8,009,140
Fabricated Plate Work (Boiler Shops) - 2.78%
388,290	Global Power Equipment Group, Inc.	5,125,428
582,371	McDermott International, Inc. *	2,236,305
		7,361,733
Fire, Marine & Casualty Insurance - 4.92%
96,988	Endurance Specialty Holdings Ltd. (Bermuda)	5,929,846
34,000	Montpelier Re Holdings Ltd. (Bermuda)	1,306,960
199,920	Selective Insurance Group, Inc.	5,807,676
		13,044,482
Food & Kindred Products - 1.03%
287,047	Boulder Brands, Inc. *	2,735,558

Gold And Silver Ores - 0.67%
203,074	Pan American Silver Corp. (Canada)	1,780,959

Heavy Construction Other Than Building Construction - Contractors - 1.45%
847,615	Sterling Construction Co., Inc. *	3,831,220

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares		Value

Home Health Care - 0.44%
2,250,203	Hooper Holmes, Inc. *	$ 1,170,106

Ice Cream & Frozen Desserts - 2.07%
332,058	Dean Foods Co.	5,488,919

Instruments for Meas & Testing of Electricity & Elec Signals - 0.81%
242,584	Xcerra Corp. *	2,156,572

Investment Advice - 0.98%
151,148	Janus Capital Group, Inc.	2,598,234

Leisure Time - 1.69%
468,912	Callaway Golf Corp.	4,468,731

Life Insurance - 1.01%
247,500	Genworth Financial, Inc. Class A *	1,809,225
17,349	Phoenix Companies, Inc. *	867,276
		2,676,501
Medical & Dental Instruments & Supply - 3.21%
272,923	Cryolife, Inc. (1 Right per share, exp. 11/23/15)	2,830,211
167,342	Owens & Minor, Inc.	5,662,853
		8,493,064
Mortgage Bankers & Loan Correspondents - 1.61%
172,400	Nationstar Mortgage Holdings, Inc. *	4,270,348

Motor Vehicle Parts & Accessories - 1.43%
129,452	Superior Industries International, Inc.	2,450,526
13,888	Visteon Corp. *	1,338,803
		3,789,329
Orthopedic, Prosthetic, & Surgical Appliances & Supplies - 1.58%
215,159	Invacare Corp.	4,176,236

Photographic Equipment & Supplies - 0.92%
128,151	Eastman Kodak Co. *	2,433,587

Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.61%
80,205	Kraton Performance Polymers, Inc. *	1,620,943

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares		Value

Printed Circuit Boards - 1.06%
26,587	Benchmark Electronics, Inc. *	$ 638,886
89,740	Sanmina Corp. *	2,170,811
		2,809,697
Production Technology Equipment - 1.19%
509,625	Electro Scientific Industries, Inc. (1 Right per share, exp. 5/18/19)	3,149,482

Publishing-Newspapers - 3.06%
547,658	Journal Communications, Inc. Class A *	8,116,292

Radio & TV Broadcasting & Communications Equipment - 1.86%
627,213	SeaChange International, Inc. *	4,923,622

Retail-Auto Dealers & Gasoline Stations - 1.46%
222,354	TravelCenters of America LLC. *	3,877,854

Retail-Apparel & Accessory Stores - 1.80%
288,934	Express, Inc. *	4,776,079

Retail-Miscellaneous Shopping Goods Stores - 0.82%
237,568	Office Depot, Inc. *	2,185,626

Rolling Drawing & Extruding of Nonferrous Metals - 0.10%
13,338	Tredegar Corp.	268,227

Savings Institution, Federally Chartered - 1.57%
414,090	Brookline Bancorp, Inc.	4,161,604

Security Brokers, Dealers, & Flotation Companies - 2.65%
231,693	Cowen Group, Inc. Class A *	1,204,804
474,128	KCG Holdings, Inc. *	5,812,809
		7,017,613
Semiconductors & Related Devices - 4.15%
252,122	AXT, Inc. *	678,208
790,304	NeoPhotonics Corp. *	5,334,552
940,455	Vitesse Semiconductor Corp. *	4,993,816
		11,006,576
Services-Computer Integrated Systems Design - 1.29%
285,459	Allscripts Healthcare Solutions, Inc. *	3,414,090

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares		Value

Services-Computer Programming Services - 1.44%
568,588	RealNetworks, Inc. *	$ 3,826,597

Services-Engineering, Accounting, Research, Management - 0.95%
624,994	PRGX Global, Inc. *	2,512,476

Services-Miscellaneous Equipment Rental & Leasing - 2.41%
438,430	FLY Leasing Ltd. (Ireland)	6,383,541

Services-Motion Picture & Video Tape Production - 0.80%
291,032	Gaiam, Inc. Class A *	2,121,623

Special Industry Machinery - 2.38%
1,601,558	Mattson Technology, Inc. *	6,310,138

Surgical & Medical Instruments & Apparatus - 2.22%
163,586	Orthofix International N.V. (Curacao) *	5,871,102

Sporting & Athletic Goods, NEC - 1.36%
380,640	Black Diamond, Inc. *	3,597,048

Telephone Communications (No Radio Telephone) - 2.79%
1,508,294	Vonage Holdings Corp. *	7,405,724

Title Insurance - 1.57%
102,362	Stewart Information Services, Corp.	4,159,992

TOTAL FOR COMMON STOCKS (Cost $194,725,087) - 91.55%		242,614,711

PREFERRED STOCK - 1.32%
141,141	Phoenix Companies, Inc. 7.45% 1/15/32	3,494,651
TOTAL FOR PREFERRED STOCK (Cost $3,024,590) - 1.32%		3,494,651

REAL ESTATE INVESTMENT TRUST - 1.68%
566,501	MFA Financial, Inc.	4,452,698
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $4,088,703) - 1.68%		4,452,698

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares		Value

SHORT-TERM INVESTMENT - 5.50%
14,568,932	Huntington U.S. Treasury Money Market IV 0.03% **	$ 14,568,932
TOTAL SHORT-TERM INVESTMENT (Cost $14,568,932) - 5.50%		14,568,932

TOTAL INVESTMENTS (Cost $216,407,312) - 100.05%		265,130,992

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.05)%		(141,563)

NET ASSETS - 100.00%		$264,989,429

** Variable rate security; the money market rate shown represents the yield at March 31, 2015.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2015

Assets:
Investments in Securities, at Value (Cost $216,407,312)	$ 265,130,992
Cash	1,500
Receivables:
Securities Sold	1,334,549
Dividends and Interest	295,571
Shareholder Subscriptions	215,994
Prepaid Expenses	22,637
Total Assets	267,001,243
Liabilities:
Securities Purchased	1,163,853
Shareholder Redemptions	514,828
Due to Advisor	271,821
Due to Trustees	1,117
Accrued Expenses	60,195
Total Liabilities	2,011,814

Net Assets	$ 264,989,429

Net Assets Consist of:
Paid In Capital	$ 208,976,623
Accumulated Realized Gain on Investments	7,289,126
Unrealized Appreciation in Value of Investments	48,723,680
Net Assets, for 12,004,188 Shares Outstanding	$ 264,989,429

Net Asset Value Per Share	$ 22.07

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        For the Year Ending March 31, 2015

Investment Income:
Dividends (net of $23,064 of foreign tax withheld)	$ 3,224,103
Interest	345,834
Total Investment Income	3,569,937

Expenses:
Advisory	3,545,428
Transfer Agent	77,062
Legal	23,260
Custodian	46,384
Audit	16,475
Trustee	22,117
Chief Compliance Officer	33,456
Insurance	12,578
Registration and Filing Fees	61,589
Printing & Mailing	37,552
Miscellaneous	15,705
Total Expenses	3,891,606

Net Investment Loss	(321,669)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	14,610,337
Net Change in Unrealized Appreciation (Depreciation) on Investments	(9,084,967)
Realized and Unrealized Gain on Investments	5,525,370

Net Increase in Net Assets Resulting from Operations	$ 5,203,701

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2015	3/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (321,669)	$ (423,281)
Net Realized Gain on Investments	14,610,337	18,029,592
Unrealized Appreciation (Depreciation) on Investments	(9,084,967)	34,912,054
Net Increase in Net Assets Resulting from Operations	5,203,701	52,518,365

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(18,286,101)	(9,070,177)
Total Dividends and Distributions Paid to Shareholders	(18,286,101)	(9,070,177)

Capital Share Transactions	(6,103,795)	120,581,211

Total Increase (Decrease) in Net Assets	(19,186,195)	164,029,399

Net Assets:
Beginning of Period	284,175,624	120,146,225

End of Period (Including Undistributed Net Investment Income (Loss) of $0 and $0, respectively)
	$264,989,429	$284,175,624

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	Years Ended
	3/31/ 2015	3/31/ 2014	3/31/ 2013	3/31/ 2012	3/31/ 2011

Net Asset Value, at Beginning of Year	$ 22.94	$ 17.96	$ 15.74	$ 16.38	$ 12.77

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)	(0.05)	0.02	0.00	(0.04)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.63	5.98	2.24	(0.33)	3.65
Total from Investment Operations	0.61	5.93	2.26	(0.33)	3.61

Distributions:
Net Investment Income	-	-	(0.03)	-	-
Realized Gains	(1.48)	(0.95)	(0.01)	(0.31)	-
Total from Distributions	(1.48)	(0.95)	(0.04)	(0.31)	-

Proceeds from Redemption Fees †	-	-	-	-	-

Net Asset Value, at End of Year	$ 22.07	$ 22.94	$ 17.96	$ 15.74	$ 16.38

Total Return **	2.87%	33.17%	14.40%	(1.74)%	28.27%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$264,989	$284,176	$120,146	$91,485	$58,389
Ratio of Expenses to Average Net Assets
Before Waivers/Recapture	1.37%	1.38%	1.44%	1.50%	1.64%
After Waivers/Recapture	1.37%	1.41%	1.48%	1.48%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers/Recapture	(0.11)%	(0.20)%	0.17%	(0.01)%	(0.47)%
After Waivers/Recapture	(0.11)%	(0.23)%	0.14%	0.01%	(0.31)%
Portfolio Turnover	37.36%	32.97%	30.81%	33.00%	22.95%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

†  Amount less than $0.005 per share, redemption fees were eliminated for transactions beginning 8/1/2013.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”), is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the year ended March 31, 2015.

Federal Income Taxes:  The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2012-2015, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events:  Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

Note 3. Security Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value each Fund’s assets and liabilities measured at fair value as of March 31, 2015:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 242,614,711	$ -	$ -	$ 242,614,711
Preferred Stocks	3,494,651	-	-	3,494,651
Real Estate Investment Trust	4,452,698	-	-	4,452,698
Short-Term Investment	14,568,932	-	-	14,568,932
	$ 265,130,992	$ -	$ -	$ 265,130,992

The Fund did not hold any Level 3 assets during the period ended March 31, 2015. The Fund did not hold any derivative instruments at any time during the period ended March 31, 2015. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Note 4. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor. Stephen

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

Gonick and Louis Morizio are also shareholders of the Advisor.  Under the Agreement, the Advisor earns a monthly fee from the Fund at the annual rate of 1.25% of the Fund’s average daily net assets.  Effective August 1, 2011, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48% until June 30, 2015. The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  For the year ended March 31, 2015, the Advisor earned advisory fees of $3,545,428.  As of March 31, 2015, the Fund owed the Advisor $271,821.

Note 5.  Distribution Agreement

The Fund entered into a Distribution Agreement with Rafferty Capital Markets, LLC (“RCM”) on May 30, 2014 (which became effective July 1, 2014), after approval of the Distribution Agreement by the Board of Trustees at a meeting held on May 16, 2014.  Under the Distribution Agreement, RCM acts as the Fund’s principal underwriter in connection with the offering and sale of shares of the Fund.  The Adviser, from its own resources, and not the Fund is responsible for the payment of the distribution fees to RCM in the amount of $15,000 per year and also any other out-of-pocket expenses which are disclosed in the Distribution Agreement between the Fund and RCM.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $208,976,623 as of March 31, 2015.  Transactions in capital for the years ended March 31, 2015 and 2014 were as follows:

	March 31, 2015		March 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	5,389,494	$ 117,125,723	7,470,284	$ 156,936,039
Shares reinvested	735,107	15,672,484	309,833	6,875,187
Shares redeemed	(6,507,413)	(138,902,002)	(2,084,160)	(43,230,015)
Net increase (decrease)	(382,812)	$ (6,103,795)	5,695,957	$ 120,581,211

Prior to August 1, 2013, shareholders were subject to a Redemption Fee on redemptions and exchanges equal to 1.00% of the net asset value of the Fund shares redeemed within 30 days after their purchase.  Effective August 1, 2013, the Fund is no longer imposing a Redemption Fee.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

Note 7. Investment Transactions

For the year ended March 31, 2015, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $98,471,789 and $109,162,123, respectively.

Note 8. Tax Matters

As of March 31, 2015, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$217,082,177

Gross tax appreciation of investments	$ 61,821,029

Gross tax depreciation of investments	$(13,772,214)

Net tax appreciation of investments	$ 48,048,815

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at March 31, 2015, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed Ordinary Income	$ 71,691
Undistributed Long-Term Capital Gains	7,891,788
Net Unrealized Appreciation	48,048,815
Total Distributable Earnings	$ 56,012,294

* The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to different book/tax treatment of short-term capital gains and due to certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

On December 26, 2014, the Fund declared and paid a distribution of $1.09313 per share of long term capital gain and $.38365 of short term capital gain.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

On December 26, 2013, the Fund declared and paid a distribution of $.83713 per share of long term capital gain and $.10909 of short term capital gain.

The tax character of distributions paid during the years ended March 31, 2015 and 2014 were as follows:

	2015	2014
Ordinary Income	$ 4,750,513	$ 1,045,704
Long-term Gain	$ 13,535,588	$ 8,024,473

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of March 31, 2015, National Financial Service Corp., for the benefit of its customers, owned 33.27% of the Fund. As of March 31, 2015, Charles Schwab & Co., for the benefit of its customers, owned 28.63% of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, a Series of the Adirondack Funds (the “Fund”), including the schedule of investments, as of March 31, 2015 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Adirondack Small Cap Fund, a Series of the Adirondack Funds as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 15, 2015

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

MARCH 31, 2015(UNAUDITED)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the 1.00% redemption fee imposed on redemptions within 30 days of purchase.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If the transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2014	March 31, 2015	October 1, 2014 to March 31, 2015

Actual	$1,000.00	$1,115.25	$7.28
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.05	$6.94

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2015(UNAUDITED)

 The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1964	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1968	Trustee since March 2005	1	Owner, Manchester Homes, LLC since March 2013. Home Builder and Developer, LDM Management Group Inc. from January 2007 to February 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	Trustee since March 2005	1	Principal and General Manager of Operations, Ideal Wood Products since 2006.

Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. from 2004 to present.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Year of Birth: 1977	Secretary since 2011; Chief Compliance Officer since 2010	N/A

Chief Compliance Officer, Adirondack Research & Management, Inc. from July 2013 to present.  Business Manager, Northern Vermont Resource Conservation and Development Council, Inc. (non-profit) from April 2005 to December 2013.

Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1965	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. from February 2005 to present.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge by calling (888) 686-2729.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

MARCH 31, 2015(UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, Suite 300A

Garden City, NY  11530

This report is provided for the general information of the shareholders of the Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2015

$ 14,500

FY 2014

$ 14,500

(b)

Audit-Related Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

(c)

Tax Fees

Registrant

FY 2015

$ 2,000

FY 2014

$ 2,000

Nature of the fees:

Preparation and filing of taxes.

 (d)

All Other Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at he regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

Registrant]

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2015

$ 2,000 [tax fees]

FY 2014

$ 2,000 [tax fees]

 (h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date June 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date June 1, 2015

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date June 5, 2015

* Print the name and title of each signing officer under his or her signature.